UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                        Date of Report July 24, 1997


                       DATAMARINE INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

                                   0-8936
                          (Commission File Number)

             Massachusetts                            04-2454559
       (State of Incorporation)        (I.R.S. Employer Identification Number)


             7030 220th NW, Mountlake Terrace, Washington 98043
                  (Address of principal executive offices)

                               (425) 771-2182
            (Registrant's telephone number, including area code)



Item 6. Resignations of Registrant's Directors

On July 24, 1997, Robert F. Benbow resigned his position as a Director of the Corporation. Mr. Benbow was serving for a term ending in 1999. Mr. Benbow was a member of the Audit Committee, Management Development/Stock Option Committee, and Strategic Planning and Acquisitions Committee.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Datamarine International, Inc.
                                                (Registrant)



Date: July 24, 1997                    /s/ DAVID C. THOMPSON
                                       -------------------------------
                                           David C. Thompson
                                           Principal Financial and
                                           Accounting Officer